SECURITIES AND EXCHANGE COMMISSION

                                   Washington, D.C. 20549



                                          FORM 8-K



                                       CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


              Date of Report (Date of earliest event reported) August 25, 1995



                                     Rentrak Corporation
                   (Exact Name of Registrant as Specified in its Charter)



                Oregon                     0-15159               93-0780536
            (State or Other           (Commission File        (I.R.S. Employer
            Jurisdiction of                Number)           Identification No.)
            Incorporation)


              7227 N.E. 55th Avenue,
                 Portland,  Oregon                                   97218
          (Address of Principal Executive                          (Zip Code)
                     Offices)


                                       (503) 284-7581
                    (Registrant's Telephone Number, Including Area Code)


                                             N/A
                (Former Name or Former Address, if Changed Since Last Report)




                           Index to Exhibits appears at page 5.





     Item 5.  Other Events

The Asset Purchase Agreement. On August 25, 1995, Rentrak Corporation (the "Company"), Supercenter Entertainment Corporation ("SCE") and Jack Silverman (the "Shareholder") entered into an Asset Purchase Agreement (the "Agreement") pursuant to which the Company has agreed to acquire certain assets of SCE which constitute SCE's retail video business. Jack Silverman is the principal shareholder of SCE. The transaction is expected to close on or before September 15, 1995, and is subject to customary consents and conditions. A copy of the Agreement is filed herewith as Exhibit 1 and is incorporated herein by reference.

     The Supercenter Video Retail Business. SCE's retail video business operates 45 video rental and sale stores inside Wal-Mart stores and 25 video rental and sale stores inside Kmart stores. Annual revenues of the business are approximately $10 million. As a result of its rapid expansion during the past year, the supercenter operations have been unprofitable to date.


     Entertainment One, which is 57% owned by the Company, currently operates 51 video rental and sale stores inside Wal-Mart SuperCenters. After the acquisition, the Company and Entertainment One will be the sole video rental vendor in Wal-Mart stores with 96 stores, and the largest video rental vendor in Kmart stores. The Company has announced that it is committed to further the expansion of the "store within a store" concept, and has committed to Wal-Mart to open an additional 33 stores in 1995.

     Consideration. As consideration for the acquisition, the Company has agreed to issue SCE 878,000 shares of Common Stock of the Company (the "Purchase Shares").

     Registration Rights. The Company has agreed to file on or before December 31, 1995 a registration statement covering the Purchase Shares, and to use its best efforts to keep such registration statement effective for at least two years from the effective date of the registration statement. The Company will pay all expenses in connection with such registration statements, other than certain underwriting discounts and commissions and fees of counsel for the Shareholder and SCE.

     Conditions. Consummation of the transactions contemplated by the Agreement is subject to the satisfaction or waiver or certain conditions, including the accuracy of representations and warranties, compliance with certain agreements, obtaining applicable consents, absence of governmental orders and actions seeking to prohibit the transactions, delivery of related agreements and absence of material adverse change.

     Indemnification. The Agreement contains certain representations and warranties of, and certain covenants by, the Shareholder and SCE, and certain representations and warranties of, and certain covenants by, the Company. Pursuant to the Agreement, the representations and warranties of the Shareholder, SCE and the Company generally will survive the Closing through December 31, 1995. Pursuant to the Agreement, the Shareholder and SCE have agreed to indemnify the Company, and the Company has agreed to indemnify the Shareholder and SCE, for damages arising out of or resulting from, among other things, misrepresentations or breaches of warranty contained in the Agreement, breaches of covenants contained in the Agreement, or certain acts or omissions in connection with the sale of Purchase Shares issued pursuant to the Agreement. The parties' indemnification rights are subject to certain limitations set forth in the Agreement.

     Other Agreements. In connection with the consummation of the Agreement, the Company, the Shareholder and SCE have agreed to enter into certain other agreements.

     a) Non-Compete and Confidentiality Agreement. The Shareholder and SCE have agreed to enter into a Non-Compete and Confidentiality Agreement pursuant to which the Shareholder and SCE will agree, among other things, not to compete with, and to maintain the confidentiality of information with respect to, SCE's business for five years following the Closing. The form of Non-Compete and Confidentiality Agreement is filed herewith as Exhibit B to the Agreement and is incorporated herein by reference.

     a) Voting Agreement. The Shareholder and SCE have agreed to enter into a Voting Agreement pursuant to which the Shareholder and SCE will agree, among other things, to vote all of their shares of Common Stock in accordance with the recommendations of the Company's Board of Directors on any and all matters on which holders of Common Stock are entitled to vote, including, but not limited to, the election of members of the Board of Directors of the Company. The Voting Agreement will continue in effect for the earlier of (i) five years after Closing or (ii) with respect to the shares of Common Stock which are sold to a party other than the Shareholder or an affiliate of the Shareholder (including his children), the date of such sale of such Common Stock.

     Source of Consideration. All shares of Common Stock to be issued pursuant to the Agreement will be newly issued shares.

     Material Relationships. Other than the Agreement and the transactions contemplated thereby, there are no material relationships between the Company or any of its affiliates or any director or officer of the Company, or any associate of any such director or officer, on the one hand; and SCE or the Shareholder or any of their respective affiliates, on the other hand.


Item 7.  Financial Statements and Exhibits

(c)   Exhibits.

      The following exhibits are filed with this report:

      (1) Asset Purchase Agreement dated as of August 25, 1995 among Rentrak Corporation, Supercenter Entertainment Corporation and Jack Silverman, and principal exhibits thereto, including the Non-Compete and Confidentiality Agreement and Voting Agreement.





                                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                 RENTRAK CORPORATION
                                                 (Registrant)




       Date:  September 1, 1995                  By: /s/ Karl D. Wetzel
                                                 Name: Karl D. Wetzel
                                                 Title: Chief Accounting Officer





                              Index to Exhibits



                                                                    Sequential
Exhibit No.                      Description                        Page Number

     1           Asset Purchase Agreement dated as of August 25,         6
                 1995 among Rentrak Corporation, Supercenter
                 Entertainment Corporation and Jack Silverman and principal exhibits thereto, including Non-
                 Compete and Confidentiality Agreement and Voting
                 Agreement.